SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                            Proxy Statement Pursuant to Section 14(A)
                              of the Securities Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant
                  Check the appropriate box:


   []    Preliminary Proxy Statement Confidential, for use of the
         Commission Only (as permitted by Rule 14a-6(e)(2))
   []    Definitive Proxy Statement
   []    Definitive additional materials
   []    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                FFTW FUNDS, INC.
       (Name of Registrant as Specified in Its Charter)
 (Name of Person(s) Filing Proxy Statement, if other than the
                         Registrant)
Payment of filing fee (Check the appropriate box):
         No fee required.
         Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------
(5) Total fee paid:

--------------------------------------------------------------
         Fee paid previously with preliminary materials:

--------------------------------------------------------------
         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)  Amount previously paid:

--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
(3)  Filing Party:

--------------------------------------------------------------------------------
(4)  Date Filed:

--------------------------------------------------------------------------------

                   FFTW FUNDS, INC.
      200 Park Avenue, New York, New York 10166

      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
           To Be Held on November 19, 1999
                ---------------------


To the Shareholders:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the following Portfolios of FFTW Funds, Inc. (the "Fund"): Money Market Portfolio, Mortgage LIBOR Portfolio, Limited Duration Portfolio,
Mortgage-Backed Portfolio, Asset-Backed Portfolio, High-Yield Portfolio, Enhanced Equity Market Portfolio, U.S. Treasury Portfolio, U.S. Corporate
Portfolio, Broad Market Portfolio, International Portfolio, Global Tactical Exposure Portfolio, International Opportunities Portfolio, International Corporate Portfolio, Emerging Markets Portfolio, Global High Yield Portfolio, Inflation-Indexed Portfolio, Inflation-Indexed Hedged Portfolio, U.S. Short-Term Portfolio, Worldwide Portfolio, and Worldwide-Hedged Portfolio (each individually a "Portfolio" and collectively the "Portfolios"), will be held at the offices of Fischer Francis Trees & Watts, Inc., 200 Park Avenue, New York, New York 10166, on Friday, November 19, 1999 at 10:00 a.m., Eastern Time. The purpose of the Special Meeting is to consider and act upon the following proposals, all of which are more fully described in the accompanying Proxy Statement dated October 28, 1999.

         1.       To elect Directors of the Fund;

         2.       To  reclassify,   revise  or  eliminate  certain   fundamental
                  investment restrictions of the Portfolios;

         3. To ratify the selection of KPMG Peat Marwick LLP as the Fund's independent auditors;

         4. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on October 18, 1999, as the record date for the determination of the shareholders entitled to notice of and to vote at the Special Meeting or any adjournments thereof. The enclosed proxy is being solicited on behalf of the Directors.


By order of the Board of Directors,



William E. Vastardis,

Secretary

New York, New York
October 25, 1999



---------------------------------------------------
              YOUR VOTE IS IMPORTANT
---------------------------------------------------
---------------------------------------------------

---------------------------------------------------
---------------------------------------------------
         PLEASE  INDICATE YOUR VOTING  INSTRUCTIONS
ON THE ENCLOSED  PROXY CARD,  SIGN AND DATE IT, AND
RETURN IT IN THE  ENVELOPE  PROVIDED,  WHICH  NEEDS
NO  POSTAGE  IF MAILED  IN THE  UNITED  STATES.  IN
ORDER TO SAVE THE FUND ANY  ADDITIONAL  EXPENSE  OF
FURTHER   SOLICITATION,   PLEASE  MAIL  YOUR  PROXY
PROMPTLY.
---------------------------------------------------

                  PROXY STATEMENT

                  FFTW FUNDS, INC.
     200 Park Avenue, New York, New York 10166

          SPECIAL MEETING OF SHAREHOLDERS
          To Be Held on November 19, 1999
               ---------------------

                    INTRODUCTION


         This Proxy Statement is furnished in connection with the solicitation of proxies made by, and on behalf of, the Board of Directors of FFTW Funds, Inc., a Maryland corporation (the "Fund"), to be used at a Special Meeting of Shareholders of the Money Market Portfolio, Mortgage LIBOR Portfolio, Limited Duration Portfolio, Mortgage-Backed Portfolio, Asset-Backed Portfolio, High-Yield Portfolio, Enhanced Equity Market Portfolio, U.S. Treasury Portfolio, U.S. Corporate Portfolio, Broad Market Portfolio, International Portfolio,
Global Tactical Exposure Portfolio, International Opportunities Portfolio, International Corporate Portfolio, Emerging Markets Portfolio, Global High Yield Portfolio, Inflation-Indexed Portfolio, Inflation-Indexed Hedged Portfolio, U.S. Short-Term Portfolio, Worldwide Portfolio, and Worldwide-Hedged Portfolio (each individually a "Portfolio" and collectively the "Portfolios"), each a separate investment Portfolio of the Fund, to be held at the offices of the Fund, 200 Park Avenue, New York, New York 10166 on Friday, November 19, 1999 at 10:00 a.m. Eastern Time, and at any adjournments thereof (the "Meeting"). The cost of the solicitation (including printing and mailing this Proxy Statement, Notice of Meeting and Proxy, as well as any necessary supplementary solicitation) will be borne by the Portfolios in proportion to their average net assets. The Notice of Meeting, Proxy Statement and Proxy are being mailed to shareholders on or about October 28, 1999.

         The presence in person or by proxy of the holders of record of a majority of the shares of a Portfolio of the Fund entitled to vote thereat shall constitute a quorum at the Meeting for that Portfolio. If, however, such quorum shall not be present or represented at the Meeting or if fewer shares are present in person or by proxy than the minimum required to take action with respect to any proposal presented at the Meeting, the holders of a majority of the shares of the Portfolio present in person or by proxy shall have the power to adjourn the Meeting with respect to that Portfolio, from time to time, without notice other than announcement at the Meeting, until the requisite amount of shares entitled to vote at the Meeting shall be present. At any such adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval for Proposals One and Two, for which the required vote is a percentage of the shares either outstanding or present at the Meeting, and will have no effect on Proposal Three, for which the required vote is a majority of the votes cast.

         The Board of Directors has fixed the close of business on October 18, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Each share is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. The numbers of outstanding voting shares of each Portfolio as of September 30, 1999 are indicated in the following table:

       ------------------------------------------------- -----------------------
                                                          Outstanding Voting
       Portfolios                                                Shares
       ------------------------------------------------- -----------------------
       ------------------------------------------------- -----------------------
       Money Market Portfolio
       ------------------------------------------------- -----------------------
       ------------------------------------------------- -----------------------
       Mortgage LIBOR Portfolio
       ------------------------------------------------- -----------------------
       ------------------------------------------------- -----------------------
       Limited Duration Portfolio
       ------------------------------------------------- -----------------------
       ------------------------------------------------- -----------------------
       Mortgage-Backed Portfolio
       ------------------------------------------------- -----------------------
       ------------------------------------------------- -----------------------
       Asset-Backed Portfolio
       ------------------------------------------------- -----------------------
       ------------------------------------------------- -----------------------
       High-Yield Portfolio
       ------------------------------------------------- -----------------------
       ------------------------------------------------- -----------------------
       Enhanced Equity Market Portfolio
       ------------------------------------------------- -----------------------
       ------------------------------------------------- -----------------------
       U.S. Treasury Portfolio
       ------------------------------------------------- -----------------------
       ------------------------------------------------- -----------------------
       U.S. Corporate Portfolio
       ------------------------------------------------- -----------------------
       ------------------------------------------------- -----------------------
       Broad Market Portfolio
       ------------------------------------------------- -----------------------
       ------------------------------------------------- -----------------------
       International Portfolio
       ------------------------------------------------- -----------------------
       ------------------------------------------------- -----------------------
       Global Tactical Exposure Portfolio
       ------------------------------------------------- -----------------------
       ------------------------------------------------- -----------------------
       International Opportunities Portfolio
       ------------------------------------------------- -----------------------
       ------------------------------------------------- -----------------------
       International Corporate Portfolio
       ------------------------------------------------- -----------------------
       ------------------------------------------------- -----------------------
       Emerging Markets Portfolio
       ------------------------------------------------- -----------------------
       ------------------------------------------------- -----------------------
       Global High Yield Portfolio
       ------------------------------------------------- -----------------------
       ------------------------------------------------- -----------------------
       Inflation-Indexed Portfolio
       ------------------------------------------------- -----------------------
       ------------------------------------------------- -----------------------
       Inflation-Indexed Hedged Portfolio
       ------------------------------------------------- -----------------------
       ------------------------------------------------- -----------------------
       U.S. Short-Term Portfolio
       ------------------------------------------------- -----------------------
       ------------------------------------------------- -----------------------
       Worldwide Portfolio
       ------------------------------------------------- -----------------------
       ------------------------------------------------- -----------------------
       Worldwide-Hedged Portfolio
       ------------------------------------------------- -----------------------

         Additional information regarding share ownership of the Portfolios is included as Exhibit A.

         All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or as otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted FOR the matters specified on the proxy card. Any shareholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at FFTW Funds, Inc., c/o Investors Capital Services, Inc., 600 Fifth Avenue, 26th Floor, New York, New York 10020, or by signing another proxy of a later date or by personally casting his or her vote at the Meeting.

         The most recent annual and semi-annual reports of the Portfolios, including financial statements, have been previously mailed to shareholders. If you have not received these reports or would like to receive additional copies free of charge, please either write to FFTW Funds, Inc., c/o Investors Capital Services, Inc., 600 Fifth Avenue, 26th Floor, New York, New York 10020 or call
(800) 762-4848 and they will be sent promptly by first-class mail.

         To obtain the necessary representation at the Meeting, supplementary solicitations may be made by mail, telephone, telegraph, facsimile or personal contact by (i) Directors and officers of the Fund, (ii) Fischer Francis Trees & Watts, Inc. (the "Investment Adviser"), and/or (iii) Investors Capital Services, Inc. (the "Administrator").


Votes Required

         The election of Directors, as set forth in Proposal One, will require a vote of the holders of a majority of the total votes present at the Meeting. The reclassification, revision or elimination of certain fundamental investment restrictions of the Portfolios, as set forth in Proposal Two, will require a majority vote of the outstanding voting securities of each Portfolio voting on elimination or revision of a fundamental investment restriction. For purposes of Proposal Two, a majority of the outstanding voting securities of a Portfolio means the lesser of (1) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Portfolio. Ratification of the selection of the independent auditors, set forth in Proposal Three, will require a vote of the holders of a majority of the total votes cast at the Meeting.

                               TABLE OF PROPOSALS



------------------------- ---------------------------------------------- ----------------------------------------------
Proposals                                                                Shareholders Entitled to Vote
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 1                ELECTION OF DIRECTORS                          All Portfolios
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposals 2A-2H           RECLASSIFICATION, REVISION OR ELIMINATION OF   All or Certain Portfolios -- See Below
                          CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
                          OF THE PORTFOLIOS
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 2A               BORROWING MONEY                                All Portfolios
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 2B               ISSUING SENIOR SECURITIES                      All Portfolios
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 2C               PURCHASING SECURITIES ON MARGIN                All Portfolios
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 2D               MAKING SHORT SALES OF SECURITIES               Money Market Portfolio, Limited Duration
                                                                         Portfolio, U.S. Treasury Portfolio, Broad
                                                                         Market Portfolio, International Portfolio,
                                                                         Global Tactical Exposure Portfolio,
                                                                         Emerging Markets Portfolio, U.S. Short-Term
                                                                         Portfolio, Worldwide Portfolio, and
                                                                         Worldwide-Hedged Portfolio
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 2E               INVESTING FOR CONTROL                          All Portfolios
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 2F               INVESTING IN ISSUERS IN WHICH FUND             All Portfolios
                          MANAGEMENT INVESTS
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 2G               INVESTING IN OTHER INVESTMENT COMPANIES        All Portfolios
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 2H               INVESTING IN UNSEASONED ISSUERS OR             All Portfolios
                          RESTRICTED SECURITIES
------------------------- ---------------------------------------------- ----------------------------------------------
------------------------- ---------------------------------------------- ----------------------------------------------
Proposal 3                RATIFICATION OF SELECTION OF INDEPENDENT       All Portfolios
                          AUDITORS
------------------------- ---------------------------------------------- ----------------------------------------------

                    THE PROPOSALS


          PROPOSAL 1 : ELECTION OF DIRECTORS

                    ALL PORTFOLIOS


         At the Meeting, three Directors will be elected, each to serve until he or she resigns, dies or is removed and until his or her successor is duly elected and qualified. The nominees are Stephen P. Casper, Saul H. Hymans, and Andrea Redmond who, if elected, will each serve for an indefinite term. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the nominees.

         Each of the nominees has consented to serve as a Director. Stephen P. Casper is currently a Director of the Fund. Saul H. Hymans has not been a Director of the Fund, although he has been a non-voting advisory director of the Fund since February 19, 1999. Andrea Redmond has not been a Director of the Fund. The nominees are not related to one another. The Board of Directors knows of no reason why any of the nominees would be unable to serve, but in the event of such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

         Certain information concerning the nominees is set forth as follows:


------------------------------------------------------------ ---------------------------------------------------------
                                                             Principal Occupations During the Past Five Years and
Nominees (Age) *                                             Other Directorships/Trusteeships
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Stephen P. Casper (49)                                       Treasurer of the Fund (1998-present); Shareholder and

 Managing Director of the Investment Adviser
                                                             (1991-present); Chief Financial Officer of the
                                                             Investment Adviser (1990-present); Treasurer of
                                                             Rockefeller & Company (1984-1990).

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Saul H. Hymans (61)                                          Professor of Economics at the University of Michigan
                                                             (1964-present).
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Andrea Redmond (43)                                          Managing Director, Russell Reynolds Associates, Inc.
                                                             (    - present
------------------------------------------------------------ ---------------------------------------------------------

* As of September 30, 1999, the nominees beneficially owned less than 1% of the shares of common stock of each of the Portfolios.

         The following table provides information concerning each of the current Directors and officers of the Fund:


------------------------------------------------------------ ---------------------------------------------------------
                                                             Positions with the Fund, Principal Occupations During
                                                             the Past Five Years and Other
Names (Age) *                                                Directorships/Trusteeships
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
John C. Head, III (50)                                       Director of the Fund (1989-present); Managing Member of
                                                             Head & Company L.L.C. (1987-present); Chairman of the
                                                             Board of ESG Re Limited; Director of PartnerRe Ltd.,
                                                             Kiln Capital plc and other private companies.

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Lawrence B. Krause (69)                                      Director of the Fund (1991-present); Professor of
                                                             International Relations and Pacific Studies at the
                                                             University of California at San Diego (1987-present);
                                                             Member of the Editorial Advisory Board of the Political
                                                             Science Quarterly; Member of the Council on Foreign
                                                             Relations; Vice-Chairman of the U.S. National Committee
                                                             for Pacific Economic Cooperation; Senior Fellow of the
                                                             Brookings Institution (1969-1986).

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Onder John Olcay (62)**                                      Chairman of the Board of Directors of the Fund
                                                             (1989-present); Shareholder and Managing Director of
                                                             the Investment Adviser (1992-present).

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Stephen P. Casper (49)**                                     See Nominee table.
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Carla E. Dearing (36)                                        Assistant Treasurer of the Fund (1992-present);
                                                             President and Director of Investors Capital Services
                                                             (1992-present); Vice President of Morgan Stanley & Co.
                                                             (1984-1986, 1988-1992).

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
William E. Vastardis (43)                                    Secretary and Treasurer of the Fund (1992-present);
                                                             Managing Director and Head of Fund Administration for
                                                             Investors Capital Services (1992-present); Vice
                                                             President and Head of Fund Administration for the
                                                             Vanguard Group, Inc.'s private label administration
                                                             unit (1985-1992) and fund accounting operations
                                                             (1979-1985).
------------------------------------------------------------ ---------------------------------------------------------

* As of September 30, 1999, the Directors and officers of the Fund as a group beneficially owned less than 1% of the shares of common stock of each of the Portfolios.

** Mr. Olcay and Mr. Casper are "interested persons", as defined in the Investment Company Act of 1940, due to their affiliation with the Investment Adviser.


         The Fund's Board, which is currently composed of two interested and two non-interested Directors, met four times during the fiscal year ended December 31, 1998. It is expected that the Directors will meet at least four times a year at regularly scheduled meetings. The Board has an Audit Committee which met twice during the during the fiscal year ended December 31, 1998. Audit Committee members include Directors John C. Head, III and Lawrence B. Krause. The Board does not have nominating or compensation committees. Each Board member attended all of the Board and Audit Committee meetings (if such Director served on the Audit Committee) during the fiscal year ended December 31, 1998. The Audit Committee reviews reports prepared by the Fund's independent auditors, recommends approval of audit services and fees, evaluates the independence of the independent auditors, and recommends whether to retain the independent auditors.

Compensation of Directors

         No employee of the Investment Adviser nor the Administrator receives compensation from the Fund for acting as an officer or director of the Fund. For the fiscal year ended December 31, 1998, the Fund paid each Director who was not a director, officer or employee of the Investment Adviser or the Administrator or any of their affiliates, a fee of $1,000 for each meeting attended, and each of the Directors received an annual retainer of $20,000 which was paid in quarterly installments. At the February 19, 1999 Board of Directors Meeting, the Board approved an increase in compensation of each of the Directors to a flat annual fee of $35,000 with no per meeting attendance fee. In addition, in the event that any Director does not serve as a member of the Board for an entire year, such Director's annual fee payment shall be pro-rated.

         For the fiscal year ended December 31, 1998, the Directors received the following compensation from the Fund:



----------------------------- --------------------- --------------------- --------------------- ---------------------
                                   Pension or
                                                    Retirement Benefits                         Total Compensation
                                                    Accrued As Part of    Estimated Annual      From Registrant
                              Aggregate             Fund Expenses         Benefits Upon         Paid to Directors*
                              Compensation From                           Retirement
Name of Director              Registrant
----------------------------- --------------------- --------------------- --------------------- ---------------------
----------------------------- --------------------- --------------------- --------------------- ---------------------
John C. Head III                    $27,000                  $0                    $0                 $27,000
----------------------------- --------------------- --------------------- --------------------- ---------------------
----------------------------- --------------------- --------------------- --------------------- ---------------------
Lawrence B. Krause                  $27,000                  $0                    $0                 $27,000
----------------------------- --------------------- --------------------- --------------------- ---------------------

* FFTW Funds, Inc. is a registered investment company composed of 21 portfolios.


         THE   BOARD   OF   DIRECTORS   OF  THE  FUND
UNANIMOUSLY RECOMMENDS APPROVAL OF PROPOSAL 1.

  PROPOSALS 2A THROUGH 2H: ELIMINATION OR CHANGE OF
 CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE
                     PORTFOLIOS

                   ALL  PORTFOLIOS   (Certain   changes  are  proposed  for  all
  Portfolios, but some changes apply only to certain Portfolios as indicated below)


         Pursuant to the Investment Company Act of 1940 (the "1940 Act"), each of the Portfolios has adopted certain fundamental investment restrictions ("fundamental restrictions"), which are set forth in the Fund's prospectus or statement of additional information, and which may be changed only with shareholder approval.

         The purpose of these proposals is to remove the requirement of shareholder approval to change those restrictions that are not required under the 1940 Act to be fundamental restrictions and to provide the maximum permitted flexibility in other restrictions that do require shareholder approval. Some of the Portfolios' fundamental restrictions that are not required to be such under the 1940 Act were adopted in the past as a result of now rescinded state regulatory requirements and no longer serve any useful purpose. Other fundamental restrictions are unnecessary because the provisions of the 1940 Act and the disclosure requirements of the federal securities laws otherwise provide adequate safeguards for a Portfolio and its shareholders.

         Accordingly, the Board has approved revisions to the Portfolios' fundamental restrictions in order to simplify, modernize and make more uniform those restrictions that are required to be fundamental, and to reclassify those fundamental restrictions that are not legally required as non-fundamental restrictions. Non-fundamental restrictions require Board approval to be changed, but not shareholder approval. By reducing to a minimum those policies that can be changed only by shareholder vote, the Board believes that the Portfolios would be able to minimize the costs and delay associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The proposed changes in investment restrictions reflect the current industry custom and practice of placing authority over those investment restrictions not required by the 1940 Act with the Board rather than with the shareholders. Although the proposed changes in fundamental restrictions will allow the Portfolios greater investment flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in any Portfolio.

         If the proposed changes are approved by the shareholders of the respective Portfolios at the Meeting, the Fund's prospectus and statement of additional information will be revised to reflect those changes.

         The text and a summary description of each proposed change to the Portfolios' fundamental restrictions are set forth below.

Proposal 2A: Borrowing Money

         Portfolios  to which  this  change  applies:
All Portfolios.

         Under the Portfolios' fundamental restriction stated below, the Portfolios are restricted from borrowing money for the purpose of leveraging the Portfolio's investments. The proposed restriction would permit each Portfolio to engage in borrowing in a manner and to the full extent permitted under the 1940 Act. The Board has no current intention of authorizing any of these practices.

         The 1940 Act requires borrowings to have 300% asset coverage, which means, in effect, that a Portfolio would be permitted to have gross assets equal to 150% of its net assets. Additionally, under the proposed restriction, each Portfolio would not be limited to borrowing for temporary or emergency purposes, could borrow for leverage, and could purchase securities for investment while borrowings are outstanding. If the Board authorized a Portfolio to borrow for leverage, such borrowings would increase the Portfolio's volatility and the risk of loss in a declining market.

         Current Text
         Portfolios may not borrow money, except by engaging in reverse repurchase agreements (reverse repurchase agreements and dollar roll transactions that are covered pursuant to SEC regulations or staff positions, will not be considered borrowing) or dollar roll transactions or from a bank as a temporary measure for the reasons enumerated in "INVESTMENT RESTRICTIONS" provided that a Portfolio will not borrow, more than an amount equal to one-third of the value of its assets, nor will it borrow for leveraging purposes (i.e., a Portfolio will not purchase securities while temporary bank borrowings in excess of 5% of its total assets are outstanding).

         Proposed Text
         Portfolios may not borrow money, except in conformity with the limits set forth in the 1940 Act; notwithstanding the foregoing, short-term credits necessary for settlement of securities of transactions are not considered borrowings.

Proposal 2B: Issuing Senior Securities

         Portfolios  to which  this  change  applies:
All Portfolios.

         Under the 1940 Act and the Portfolios' fundamental restriction stated below, the Portfolios are restricted from issuing senior securities, with certain exceptions. A "senior security" is an obligation of a Portfolio with respect to its earnings or assets that takes precedence over the claims of the Portfolio's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits a Portfolio from issuing senior securities, in order to limit the use of leverage. In general, a Portfolio uses leverage when it enters into securities transactions without being required to make payment until a later time. SEC staff interpretations regarding the 1940 Act allow a Portfolio to engage in a number of types of transactions which might otherwise be considered creating "senior securities" or "leverage," so long as the Portfolio meets certain collateral requirements designed to protect shareholders. In order to ensure that the Portfolios' restrictions with respect to issuing senior securities are consistent with the provisions of the 1940 Act, it is proposed that the restriction on issuing senior securities be revised to state that the Portfolios may not issue senior securities, except to the extent permitted under the 1940 Act.

         Current Text
         Portfolios may not issue senior securities (other than as specified in clause a [borrowing money]).

         Proposed Text
         Portfolios     may    not    issue    senior
securities, except to the extent permitted under the 1940 Act.

Proposal 2C: Purchasing Securities on Margin

         Portfolios  to which  this  change  applies:
All Portfolios.

         Each Portfolio is currently prohibited from purchasing securities on margin, except to obtain short-term credits necessary for clearance of transactions, and in the case of margin deposits, in connection with financial futures and options transactions. The Portfolios are not required to make this a fundamental restriction under the 1940 Act. Therefore, it is proposed that this fundamental restriction be reclassified as a non-fundamental restriction. Although such a reclassification would give the Board the power to subsequently modify the restriction, the Board has no current intention of making such a modification. If reclassification of this restriction is approved by the shareholders, each Portfolio's potential use of margin transactions beyond transactions in futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, would be generally limited under the 1940 Act because they create senior securities. (See Proposal 2B.) Margin transactions involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. Each Portfolio's ability to engage in margin transactions is also limited by its borrowing restrictions, which permit a Portfolio to borrow money only as permitted by applicable law. (See Proposal 2A.)

         Current Text
         Portfolios may not purchase securities on margin (although deposits referred to as "margin" will be made in connection with investments in futures contracts, as explained above, and a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

Proposal 2D: Making Short Sales of Securities

         Portfolios  to which  this  change  applies:
Money Market Portfolio,  Limited Duration  Portfolio,
U.S.  Treasury  Portfolio,  Broad  Market  Portfolio,
International  Portfolio,  Global  Tactical  Exposure
Portfolio,    Emerging   Markets   Portfolio,    U.S.
Short-Term   Portfolio,   Worldwide  Portfolio,   and
Worldwide-Hedged Portfolio.

         Each Portfolio is currently prohibited from making short sales of securities, except that this restriction does not limit transactions in options, futures, options on futures or forward currency contracts. Short sales of securities involve the sale of a security or futures contract not owned by the seller, generally for the purpose of profiting from an expected decline in the price. The Portfolios are not required to make this a fundamental restriction under the 1940 Act or for hedging other portfolio risks. Therefore, it is proposed that this fundamental restriction be eliminated. If elimination of this restriction is approved by the shareholders, the Portfolios intend to engage in such transactions, but would be generally limited in doing so by requirements under the 1940 Act, which require, among other things, that a segregated account of liquid assets be maintained to "cover" the portfolio's exposure under short sales.

         Current text
         Portfolios may not make short sales of securities (does not include options, futures, options on futures or forward currency contracts).

Proposal 2E: Investing for Control

         Portfolios  to which  this  change  applies:
All Portfolios.

         Under  the  Portfolios'   fundamental  restriction  stated  below,  the
Portfolios are prohibited from investing in companies for the purpose of exercising control or management. The Portfolios are not required to make this a fundamental restriction under the 1940 Act. It was originally adopted in response to state law restrictions or interpretations that no longer apply to the Portfolios. Therefore, it is proposed that this fundamental restriction be reclassified as a non-fundamental restriction. Although the Portfolios do not now, or in the immediate future, intend to invest in companies for the purpose of exercising control or management, such a reclassification would permit the Board to modify the restriction so as to permit such investment. Should the Board make such a subsequent modification, such investments may result in the increased volatility associated with company or industry specific investment strategies, increased exposure to liquidity risks, and/or increased exposure to state corporate governance regulatory schemes.

         Current Text
         Portfolios may not invest in companies for the purpose of exercising control or management.

Proposal  2F:  Investing  in  Issuers  in which  Fund
Management Invests

         Portfolios  to which  this  change  applies:
All Portfolios.

         The Portfolios' fundamental restriction stated below was originally adopted in response to state law restrictions or interpretations that no longer apply to the Portfolios. Therefore, it is proposed that this fundamental restriction be reclassified as a non-fundamental restriction. Although such a reclassification would give the Board the power to subsequently modify the restriction, the Board has no current intention of making such a modification. In addition, transactions between each Portfolio and an affiliated person of the Portfolio, which present potential conflict of interest issues, are regulated under the 1940 Act.

         Current Text
         Each Portfolio is prohibited from purchasing or retaining securities of any issuer if the officers, directors or trustees of the Fund, or its advisors, or managers own beneficially more than one half of one percent of the securities of an issuer, or together own beneficially more than five percent of the securities of that issuer.

Proposal 2G: Investing in Other Investment Companies

         Portfolios  to which  this  change  applies:
All Portfolios.

         The fundamental restriction stated below prohibits the Portfolios from investing in other investment companies, with certain exceptions. The 1940 Act limits the ability of an investment company to purchase the shares of another investment company, but does not require the investment company to make this a fundamental restriction. Therefore, it is proposed that this fundamental restriction be eliminated. If elimination of this restriction is approved by the shareholders, the Portfolios intend to engage in such transactions, but would be generally limited in doing so by requirements under the 1940 Act. Those requirements are intended to ensure that mutual fund shareholders do not pay significant duplicate expenses of the other investment company, including investment advisory, administration, and custodian fees.

         Current text
         Each Portfolio is prohibited from the investment in securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

Proposal  2H:  Investing  in  Unseasoned  Issuers  or
Restricted Securities

         Portfolios  to which  this  change  applies:
All Portfolios.

         Under the Portfolios' fundamental restriction stated below, the Portfolios are prohibited from investing more than 15% of total assets in issuers with short operational histories or securities of issuers which are restricted as to disposition. Unseasoned issuers generally have been in operation for less than three years, therefore, securities issued by them generally are subject to greater volatility and may be less liquid than securities of more established companies. Restricted securities are subject to legal or contractual restrictions on resale, and may be less liquid than securities that are not subject to such restrictions. This fundamental restriction is not required under the 1940 Act. It was originally adopted in response to state law restrictions or interpretations that no longer apply to the Portfolios. In addition, under the 1940 Act, each Portfolio is currently prohibited from investing more than 15% of its net assets in illiquid securities, which includes securities of unseasoned issuers or restricted securities for which there is no liquid market. Therefore, it is proposed that this fundamental restriction be reclassified as a non-fundamental restriction. Although such a reclassification would give the Board the power to subsequently modify the restriction, the Board has no current intention of making such a modification.

         Current text
         Each Portfolio is prohibited from the investment of more than fifteen percent (15%) of [the Portfolio's] total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition.



         THE   BOARD   OF   DIRECTORS   OF  THE  FUND
UNANIMOUSLY   RECOMMENDS  APPROVAL  OF  PROPOSALS  2A
THROUGH 2H.

    PROPOSAL 3: RATIFICATION OF THE SELECTION OF
                INDEPENDENT AUDITORS


         At a meeting of the Board held on August 13, 1999, the Board, including a majority of the directors who are not "interested persons" as defined in the 1940 Act, as well as a majority of the directors who are members of the Audit Committee, selected the accounting firm of KPMG Peat Marwick LLP to act as the independent auditors to the Fund for the fiscal year ending December 31, 1999.

         Ernst & Young LLP previously served as the independent auditors for the Fund with respect to its financial statements for the fiscal year ending December 31, 1998 and prior years. The Board considered the services of Ernst & Young LLP to have been satisfactory. However, based upon a recommendation from the Fund's Audit Committee, the Board deemed it appropriate at the meeting on August 13, 1999 to select KPMG Peat Marwick LLP as the independent auditors. The Board selected KPMG Peat Marwick LLP after considering that firm's experience as independent auditors to investment companies.

         The former independent auditors resigned as independent auditors to the Fund. The independent auditor's report on the Fund's financial statements for either of the past two years has not contained an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund's two most recent fiscal years, there were no disagreements with the former independent auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of that firm, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

         KPMG Peat Marwick LLP are independent auditors and have no direct financial or material indirect financial interest in the Fund. Representatives of KPMG Peat Marwick LLP are not expected to be at the Meeting but have been given the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.


         THE   BOARD   OF   DIRECTORS   OF  THE  FUND
UNANIMOUSLY RECOMMENDS APPROVAL OF PROPOSAL 3.

Other Matters

         The Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any of the persons listed above is unavailable for election as Director, an event not now anticipated, or if any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

         The Fund does not usually hold annual meetings of its shareholders. Shareholder proposals to be included in the proxy statement for any subsequent meeting must be received at the Fund's offices, 200 Park Avenue, New York, New York 10166, within a reasonable amount of time prior to the mailing of proxy materials for a meeting of shareholders. The submission of a proposal by a shareholder for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws. The Directors shall call a special meeting of the Fund upon written request of shareholders owning at least 10% of the Fund's outstanding shares.

         If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted for the election of the Directors and for the other proposals.


INFORMATION ABOUT THE FUND

The Independent Auditors. KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York, 10154, are the independent auditors to the Fund. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, served as the independent auditors to the Fund with respect to its financial statements for the fiscal year ending December 31, 1998 and prior years. KPMG Peat Marwick LLP currently does not provide accounting services to the Investment Adviser.

The Investment Adviser. The Investment Adviser of the Fund is Fischer Francis Trees & Watts, Inc., located at 200 Park Avenue, New York, New York 10166. Pursuant to an investment management advisory agreement, the Investment Adviser manages the investment and reinvestment of the assets of the Portfolios. The Investment Manager is directly wholly-owned by Charter Atlantic Corporation.

The Investment Sub-Adviser. Fischer Francis Trees & Watts is the Investment Sub-Adviser to the International Portfolio, Global Tactical Exposure Portfolio, International Opportunities Portfolio, International Corporate Portfolio, Emerging Markets Portfolio, Global High Yield Portfolio, Inflation-Indexed Portfolio, Inflation-Indexed Hedged Portfolio, Worldwide Portfolio, and Worldwide-Hedged Portfolios of the Fund. Their offices are located at 3 Royal Court, The Royal Exchange, London EC 3V 3RA, England. Pursuant to an investment management sub-advisory agreement, the Investment Sub-Adviser coordinates with the Investment Adviser in managing the investment and reinvestment of the foreign assets of the Portfolios. The Investment Sub-Adviser is an affiliate of the Investment Adviser. The Investment Sub-Adviser is directly or indirectly wholly-owned by Charter Atlantic Corporation.

The  Administrator.  The  administrator  of the  Fund
is Investors Capital  Services,  Inc. with offices at
600  Fifth   Avenue,   New  York,   New  York  10020.
Pursuant to an  administration  agreement,  Investors
Capital  assists  in  managing  and  supervising  all
aspects   of   the   general   day-to-day    business
activities  and  operations  of the Fund  other  than
the  investment   advisory   activities,   including:
custodial,   transfer  agent,   dividend  disbursing,
accounting,    auditing,   compliance   and   related
services.

The Principal Underwriter. The principal underwriter of the Fund is AMT Capital Securities, LLC with offices at 600 Fifth Avenue, New York, New York 10020. Pursuant to a distribution agreement, AMT Capital distributes shares of the Fund.


By order of the Board of Directors,



William E. Vastardis

Secretary

New York, New York
________ ___, 1999

                                TABLE OF EXHIBITS

------------------------------------------------------------ ---------------------------------------------------------
Exhibit                                                      Description
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
A                                                            Share Ownership of the Portfolios
------------------------------------------------------------ ---------------------------------------------------------


                                            EXHIBIT A


          Share Ownership of the Portfolios


         The following table sets forth the information concerning beneficial ownership, as of ________ ___, 1999, of the Portfolios' shares by each person who beneficially owns more than five percent of the voting securities of each of the Portfolios:


------------------------------------------------ ------------------------ --------------------- ----------------------

                                                                          Number of Shares
                                                                          Beneficially Owned    Percentage of
                                                                                                Outstanding Shares
Name and Address of Shareholder                  Name of Portfolio                              Owned
------------------------------------------------ ------------------------ --------------------- ----------------------
------------------------------------------------ ------------------------ --------------------- ----------------------

------------------------------------------------ ------------------------ --------------------- ----------------------
------------------------------------------------ ------------------------ --------------------- ----------------------

------------------------------------------------ ------------------------ --------------------- ----------------------

                                FFTW FUNDS, INC.

    Money Market Portfolio                 Broad Market Portfolio
    Mortgage LIBOR Portfolio               International Portfolio
    Limited Duration Portfolio             Global Tactical Exposure Portfolio
    Mortgage-Backed Portfolio              International Opportunities Portfolio
    Asset-Backed Portfolio                 International Corporate Portfolio
    High-Yield Portfolio                            Emerging Markets Portfolio
    Enhanced Equity Market Portfolio       Global High Yield Portfolio
    U.S. Treasury Portfolio                Inflation-Indexed Portfolio
    U.S. Corporate Portfolio               Inflation-Indexed Hedged Portfolio
    U.S. Short-Term Portfolio              Worldwide Portfolio
    Worldwide-Hedged Portfolio

 SPECIAL MEETING OF SHAREHOLDERS, NOVEMBER 19, 1999
                PLEASE VOTE PROMPTLY

  This Proxy is Solicited on behalf of the Board of
                      Trustees

         The undersigned hereby appoints CARLA E. DEARING and WILLIAM E. VASTARDIS, and each of them, with full power of substitution, as proxies to vote for and in the name, place and stead of the undersigned at the Special Meeting of Shareholders of FFTW Funds, Inc. (the "Fund") to be held at the offices of Fischer Francis Trees & Watts, Inc., 200 Park Avenue, New York, New York 10166, on Friday, November 19, 1999 at 10:00 a.m., Eastern Time, and at any adjournment thereof, according to the number of votes and as fully as if personally present.

Please mark boxes | or x in blue or black ink.

1.       Election of Directors.  (All Portfolios)
         [] FOR THE NOMINEES         []  WITHHOLD AUTHORITY
            (except as marked to         (to vote for all nominees listed below)
            the contrary below)
            Stephen P. Casper,
            Saul H. Hymans, and
            Andrea Redmond

         (INSTRUCTION:  To withhold  authority to vote
         for  any  individual   nominee,   write  that
         nominee's name on the line provided below.)

         -----------------------------------------------------------------------


2.                         Approval of all changes to the fundamental investment
                           restrictions.
                           FOR  []  AGAINST  []  ABSTAIN   []

         (INSTRUCTION: To vote against the proposed changes to one or more of the fundamental investment restrictions, but to approve all others, indicate the proposal number(s) of the investment restriction(s) you do not want to change on the line provided below. Please see Proposals 2A through 2H of the proxy statement for a description of each proposal and which portfolios are affected by each proposal.)

         -----------------------------------------------------------------------


3.                         Ratification of selection of KPMG Peat Marwick LLP as
                           independent  auditors.
                           FOR  []  AGAINST  []    ABSTAIN []


This Proxy when properly executed will be voted in the manner (or not voted) as specified. If no specification is made, the Proxy will be voted FOR all nominees for Directors in Proposal 1 and FOR Proposals 2A through 2H, and 3.

Please sign personally and exactly as your name appears on the Proxy. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized officers should sign for corporations. When signing as an attorney, administrator, trustee, or corporate officer, please give your full title.


Dated ______________________________        ___________________________________
                                            Signature and Title (if applicable)


                                            -----------------------------------
                                            Signature and Title (if applicable)